EXHIBIT 10.29

Seal of
ALFONSO CHACÓN
ROBLES, NOTARY
PUBLIC NO. 42 OF
ZAPOPAN, JALISCO

MR. ALFONSO CHACÓN ROBLES
HEAD NOTARY PUBLIC
NOTARY PUBLIC OFFICE NO. 42 OF ZAPOPAN
NUMBER 16,242 SIXTEEN THOUSAND TWO HUNDRED AND FORTY TWO.

VOLUME FIFTY FIVE.	BOOK SIX.
     In the City of Guadalajara, Jalisco, on January 28 2006. The undersigned ALFONSO CHACÓN ROBLES, Head Notary Public of Notary Public’s Office No. 42 (forty two) of Zapopan, Jalisco, acting under a Notarial Association Agreement [Convenio de Asociación Notarial] with Notary Public No. 3 of Zapopan, Jalisco, under the terms of Article 43, second paragraph of the Notary Law [Ley del Notariado] in effect, AUTHENTICATES the Certification of Facts Statement [Acta de Certificación de Hechos] issued at 16:00 hours on February 24 2006, at the request of Mr. EVERARDO GARIBAY RAMIREZ, as the Unauthorized Agent of the Company known as Oculus Innovate Sciences, Inc. and as the Legal Representative of the Company Oculus Technologies of Mexico, a Variable Capital Corporation [Sociedad Anónima de Capital Variable or S.A. de C.V.] a subsidiary of the US Company Oculus Innovative Sciences, Inc. The undersigned Notary Public appeared legally together with the requesting party at the Business Center of Salón Brasil of the Hilton Hotel located at Avenida de las Rosas no. 2933, Colonia Rinconada del Bosque in Guadalajara, Jalisco, in order to certify, in fact, the issuance made to FRANCISCO JAVIER OROZCO GUTIERREZ, representing himself and acting as the Legal Representative of the Company known as Química Pasteur, a Limited Liability Corporation [Sociedad de Responsabilidad Limitada or S. de R.L.], of 11 letters informing him of the termination of various agreements, two reports and one resignation, which act ended at 17:00 hours on the date mentioned above, with all the formalities indicated under law, requesting the Authentication of the same, and the transcription of the actions taken place.
     The same is solely signed and authorized by the undersigned Notary Public in virtue of the fact that the document has already been signed by the requesting party, at 10:15 on February 28 2006. I hereby certify.
Signature of MR. ALFONSO CHACÓN ROBLES. The authorizing seal.
MATERIAL ACTIONS OF THIS AUTHENTICATION
In the City of Guadalajara, Jalisco, at 16:00 hours of February 24 2006, the undersigned ALFONSO CHACÓN ROBLES, Head Notary Public of Notary Public’s Office No. 42 of Zapopan, Jalisco, acting under a Notarial Association Agreement with Notary Public No. 3 of Zapopan, Jalisco, under the terms of Article 43, second paragraph of the Notary Law in effect, appeared at the Business Center of Salón Brasil of the Hilton Hotel located at Avenida de las Rosas 2933, Colonia Rinconada del Bosque, in Guadalajara, Jalisco, at the request of EVERARDO GARIBAY RAMIREZ, who declares to be Mexican, of the age of majority, married, a Certified Public Accountant, domiciled at Calle Industria Vidriera No. 81, Colonia Industrial Zapopan Norte, in Zapopan Jalisco, born on February 10 1973 in Mexico City, Federal District, and who identifies himself by means of Voter’s Identification Card [Credencial para Votar], with a photograph, file no. 82249652, and Voter’s Identification Number [Clave de Elector] GRRMEV73021009H700, issued by the Federal Electoral Institute [Instituto Federal Electoral], photocopy of which, duly certified by the undersigned, I add to the Documentation Book of this Volume under the corresponding number, and who states that he appears as the Unauthorized Agent of the company known as Oculus Innovate Sciences, Inc. and as the Legal Representative of the company known as Oculus Technologies of Mexico, S.A. de C.V., a
PROGRESO SUR NO. 445 GUADALAJARA JALISCO, TEL. AND FAX 3825-4712, 38250508, 3825-0539
Notaria3zap@megared.net.mx

Seal of
ALFONSO CHACÓN
ROBLES, NOTARY
PUBLIC NO. 42 OF
ZAPOPAN, JALISCO

MR. ALFONSO CHACÓN ROBLES
HEAD NOTARY PUBLIC
NOTARY PUBLIC OFFICE NO. 42 OF ZAPOPAN
subsidiary of the US Company known as Oculus Innovative Sciences, Inc., declaring, under an oath to declare truthfully in accordance with Article 84, second paragraph, of the Notarial Law in effect, that he appears in representation of such company with the necessary legal capacity and that the authorities with which he appears have not been revoked or limited in any way, which he evidences to me by means of the first official transcript of Public Deed No. 95370 dated November 30 2005,certified by Notary Public Francisco Javier Arce Gargollo, Notary Public No. 74 of the Federal District, containing the Authentication of the Minutes of the General Ordinary and Extraordinary Shareholders’ Meeting of the company known as “OCULUS TECHNOLOGIES OF MEXICO”, a Variable Capital Corporation, in which, among other things, the following powers were granted: the Granting of a General Power of Attorney for Lawsuits and Collections, Administrative Actions, Execution and Granting of Credit Instruments, a Special Power for Administrative Actions with respect to Labor Matters, and the power to grant and revoke Powers of Attorney. These powers were granted to Mr. EVERARDO GARIBAY RAMIREZ, and such public deed was duly recorded under Electronic Mercantile File No. 6970*1 of the Public Registry of Commerce [Registro Público de Comercio] of Morelia, Michoacan, and I, the Notary, hereby certify that I personally saw the above document, which consisted of 25 pages, photocopy of which, duly certified by the undersigned, I attach to the Documentation Book of this Volume under the corresponding number and I declare that today, at 16:00 hours, I had a meeting scheduled with Mr. JORGE PAULINO HERMOSILLO MARTÍN at the address mentioned above, and taking advantage of the presence of such person, the appearance by the undersigned was requested for the issuance of the 11 letters which were shown to me, consisting of 13 pages, originals and copies, which report the following information:
     The irrevocable resignation of Mr. Bruce Thornton as the Administrative Manger of the company Química Pasteur, Limited Liability Company [Sociedad de Responsabilidad Limitada or S. de R.L.];
     The will of Oculus Innovative Sciences, Inc. to terminate the following agreements:
     Stock Purchase Agreement executed between Javier Orozco Gutierrez, Química Pasteur, Limited Liability Company, Jorge Paulino Hermosillo Martín and Oculus Innovative Sciences, Inc.
     Master Agreement executed by and between Javier Orozco Gutiérrez, Química Pasteur, Limited Liability Company, Jorge Paulino Hermosillo Martín, Oculus Innovative Sciences, Inc., and Oculus Technologies of México, a Variable Capital Corporation.
     Partnership Interest Purchase Option Agreement executed by and between Javier Orozco Gutiérrez and Oculus Innovative Sciences, Inc.
     The will of Oculus Technologies of Mexico, a Variable Capital Corporation, to terminate the following agreement:
     Master Agreement executed by and between Javier Orozco Gutiérrez, Química Pasteur, a Limited Liability Company, Jorge Paulino Hermosillo Martín, Oculus Innovative Sciences Inc., and Oculus Technologies of México, a Variable Capital Company.
PROGRESO SUR NO. 445 GUADALAJARA JALISCO, TEL. AND FAX 3825-4712, 38250508, 3825-0539
Notaria3zap@megared.net.mx

Seal of
ALFONSO CHACÓN
ROBLES, NOTARY
PUBLIC NO. 42 OF
ZAPOPAN, JALISCO

MR. ALFONSO CHACÓN ROBLES
HEAD NOTARY PUBLIC
NOTARY PUBLIC OFFICE NO. 42 OF ZAPOPAN
     Mercantile Commission Agreement executed by and between Javier Orozco Gutiérrez, Química Pasteur, a Limited Liability Corporation, and Oculus Technologies of México, a Variable Capital Corporation.
     The Report prepared by Mr. Everardo Garibay Ramírez acting as the statutory examiner of the company Química Pasteur, a Limited Liability Corporation.
     The Report prepared by Mr. Bruce Thornton, acting as the Administrative Manager of the company Química Pasteur, a Limited Liability Corporation.
     Thereafter the undersigned Notary and the requesting party appeared at the above-cited domicile and we were met by Mr. FRANCISCO JAVIER OROZCO GUTIÉRREZ, who identified himself by means of a Voter’s Identification Card, with a photograph, file no. 0000078831058, and Voter’s Identification Number [Clave de Elector] ORGTFR10020714H900, issued by the Federal Electoral Institute, photocopy of which, duly certified by the undersigned, I add to the Documentation Book of this Volume under the corresponding number, and who I advised of the purpose of my visit, and in accordance with such purpose, I delivered to him the above referenced letters to him, personally, and as the Legal Representative of the company known as Química Pasteur, a Limited Liability Corporation, in accordance with the first official transcript shown of public deed no. 109,148, certified by Notary Public NO. 9 of the Federal District, Mr. José Ángel Villalobos Magaña, which evidenced the following powers granted to such party: a General Power for Lawsuits and Collections; Administrative Actions; Power for Administrative Actions with respect to Labor Matters; and the power to execute and endorse credit instruments issued by the company Química Pasteur, a Limited Liability corporation, represented herein by Mr. Everardo Garibay Ramírez in favor of Mr. Francisco Javier Orozco Gutiérrez, public deed that, due to its date, is still in the process of being recorded in the Public Registry of Commerce, and which I, the Notary, hereby certify I have seen and a photocopy of which, duly certified by the undersigned, I attach to the Documentation Book of this volume under the corresponding number. Once he had read the content of the above-cited letters and in accordance with the same, he signed duplicates of the same as a signal of his receipt of the originals, thereby being duly notified. The duplicates I attach, as an integral part of this action, to the Documentation Book of this Volume under the corresponding number.
     In light of the above, the undersigned Notary hereby concludes his actions at 17:00 hours of the date mentioned above, the same being signed by EVERARDO GARIBAY RAMÍREZ, together with the undersigned Notary.
Signature of Mr. EVERARDO GARIBAY RAMÍREZ. Signature of Mr. ALFONSO CHACÓN ROBLES. The Authorizing Seal.
The undersigned Notary Public hereby certifies and evidences that the authenticated deed is a faithful copy of the original that I saw.
FINAL NOTE
Under numbers 2719 to 2724 inclusive, I add to the Documentation book of this Volume a Duplicate of the Notice given to the Files Director of Public Instruments of the State, a receipt for the payment of the taxes corresponding to Legal businesses in the amount of $90.00. Authenticated Instrument, Authority, Letters, Identification and brochure.
PROGRESO SUR NO. 445 GUADALAJARA JALISCO, TEL. AND FAX 3825-4712, 38250508, 3825-0539
Notaria3zap@megared.net.mx

Seal of
ALFONSO CHACÓN
ROBLES, NOTARY
PUBLIC NO. 42 OF
ZAPOPAN, JALISCO

MR. ALFONSO CHACÓN ROBLES
HEAD NOTARY PUBLIC
NOTARY PUBLIC OFFICE NO. 42 OF ZAPOPAN
SINCE ALL OF THE REQUIREMENTS PROVIDED UNDER ARTICLE 124 OF THE NOTARIAL LAW IN EFFECT HAVE BEEN SATISFIED, IN COMPLIANCE WITH THIS PROVISION I HEREBY ISSUE THIS FIRST OFFICIAL TRANSCRIPT CONSISTING OF TWO PAGES FOR THE REQUESTING PARTY, MR. EVERARDO GARIBAY RAMIREZ, AS THE UNAUTHORIZED AGENT OF THE COMPANY KNOWN AS OCULUS INNOVATIVE SCIENCES, INC. AND AS THE ADMINISTRATIVE AND FINANCE DIRECTOR AND LEGAL REPRESENTATIVE OF THE COMPANY OCULUS TECHNOLOGIES OF MEXICO S.A. DE C.V.
IT IS HEREBY COMPARED AND CORRECTED.
GUADALAJARA, JALISCO, FEBRUARY 28 2006.

JALISCO Illegible stamp	Illegible signature	Seal of ALFONSO CHACÓN ROBLES, NOTARY PUBLIC NO. 42 OF ZAPOPAN, JALISCO

PROGRESO SUR NO. 445 GUADALAJARA JALISCO, TEL. AND FAX 3825-4712, 38250508, 3825-0539
Notaria3zap@megared.net.mx

Letterhead of
OCULUS
Innovative Sciences
Guadalajara, Jalisco, February 24 2006
Javier Orozco Gutiérrez
Partner
Química Pasteur, S. de R.L.
Guadalajara, Jalisco
RE: Química Pasteur, S. de R.L.
Dear Mr. Orozco:
With respect to my performance as the Administrative Manager of the company Química Pasteur, S. de R.L., by means of this letter, I notify you, as partner and holder of one partnership interest of the capital stock of the company mentioned above, the following:
That in compliance with my legal obligations as the Administrative Manager of Química Pasteur S. de R.L., I notify you that after exhaustively reviewing the accounting documentation of Química Pasteur S. de R.L. and after having ordered a financial audit over the same, we have found situations and issues that may be considered irregular and which may represent a fiscal contingency for the company.
The financial years reviewed correspond to 2004 and 2005, and we have found that all the documents reviewed that contain irregularities and which may represent a tax contingencies for the company took place before June 16 2005.
Such financial audits are now in their final stage and the results are available for your review starting on march 27 2006; however, I am now in a position where I must blow the whistle to you of the existence of the payments made by Química Pasteur S. de R.L. to various suppliers for assets and/ or services which in reality were never received by Química Pasteur S. de R.L., the amount of such payments was reimbursed in cash by such suppliers to ex-officers and shareholders of Química Pasteur S. de R.L. to apparently make payments to employees and officers for salaries and other benefits as well as for non-deductible expenses. This information was provided and confirmed by Messrs. Jorge Hermosillo Torres and Jorge Hermosillo Martín, the latter a partner of Química Pasteur S. de R.L. until June 16 2005, date on which he transferred his participation in such company to you.
Following I provide you details of the names of the suppliers and the amounts involved obtained from an in-depth analysis of documents carried out with respect to the declarations of Messrs. Jorge Hermosillo Torres and Jorge Hermosillo Martín, who also point out the fact that you were also aware of the above-cited operations:

Operations Described Above, 2000	Amount
MIRAMONTES PATIÑO MARIA DEL ROCIO	5,552,500
HERMOSILLO TORRES JORGE	2,907,736
MIRAMONTES BAÑUELOS OBDULIO	1,040,014
GONZALEZ ARAGON DE LARA PATRICIA ELIZABETH	365,761
9,866,011

Operations Described Above, 2001	Amount
PEREZ GARCIA JUAN JOSE	5,478,400
HERMOSILLO TORRES JORGE	4,699,810
10,178,210

Operations Described Above, 2002	Amount
COMERCIALIZADORA PUBLICITARIA INTEGRAL, S.A DE C.V.	3,052,917
LOPEZ GONZALEZ ROBERTO	2,787,478
PEREZ GARCIA JUAN JOSE	1,408,870
ROMERO VALENZUELA BENITO	1,382,400
HERMOSILLO TORRES JORGE	300,199
8,931,864

Operations Described Above, 2003	Amount
COMERCIALIZADORA PUBLICITARIA INTEGRAL, S.A. DE C.V.	4,508,342
GOYA GLOBAL COMERCIAL PUBLICITARIA, S.A. DE C.V.	1,921,000
ARANA RAMIREZ JAVIER	476,000
6,905,342

Operations Described Above, 2004	Amount
GOYA GLOBAL COMERCIAL PUBLICITARIA, S.A. DE C.V.	11,670,729
KARDEP COMERCIALIZADORA GENERAL, S.A. DE C.V.	2,261,000
13,931,729

Operations Described Above, 2005	Amount
KARDEP COMERCIALIZADORA GENERAL, S.A. DE C.V.	7,234,105
This notice is granted for all applicable legal effects.
Sincerely,

/s/ Bruce Thornton

Bruce Thornton

Administrative Manager

Química Pasteur, S. de R.L.

[Stamped on the right side: COMPARED and illegible signature]

[Handwritten note “I received a copy Feb. 24 2006” illegible signature]

The undersigned MR. ALFONSO CHACÓN ROBLES, Head Notary Public of Notary Public Office No. 42 of Zapopan, Jalisco, acting under a Notarial Association Agreement with Notary Public No. 3 of Zapopan, Jalisco, under the terms of Article 43, second paragraph of the Notary Law in effect, CERTIFY that the preceding copy, consisting of two pages, is a faithful photocopy of its original, and is an integral part of the Certification of Facts Statement issued at the request of Mr. EVERARDO GARIBAY RAMIREZ, as the Unauthorized agent of the company known as Oculus Innovate Sciences, Inc. and as the Legal Representative of the company Oculus Technologies of Mexico, Variable capital Corporation, a subsidiary of the US Company known as Oculus Innovative Sciences, Inc., which is hereby authenticated under Public Deed No. 16,243 and evidenced before the undersigned Notary, who compared it, and found that it is true and exact both in the front and back, with respect to which I certify it by means of my signature and official stamps. I hereby certify.
Guadalajara, Jalisco, February 28 2006.

Illegible signature

Seal of ALFONSO CHACÓN ROBLES, NOTARY PUBLIC NO. 42 OF ZAPOPAN, JALISCO

Letterhead of
OCULUS
Innovative Sciences
Guadalajara Jalisco, February 24 2006
Francisco Javier Orozco Gutiérrez
Escudo Nacional 533
Guadalajara, Jalisco
RE: Mercantile Commission Agreement executed by and between Javier Orozco Gutiérrez, Química Pasteur, S. de R.L., and Oculus Technologies of México, S.A. de C.V.
Dear Mr. Orozco:
I make reference to the Mercantile Commission Agreement executed by and between Javier Orozco Gutiérrez, Química Pasteur, S. de R.L., and Oculus Technologies of México, S.A. de C.V., dated June 16 2005 and the Master Agreement executed by and between Javier Orozco Gutiérrez, Química Pasteur, S. de R.L., Jorge Paulino Hermosillo Martín, Oculus Innovative Sciences Inc. and Oculus Technologies of México, S.A. de C.V., dated June 16 2005.
By means of this letter, in the exercise of the rights conferred upon me under Clause 8 of the Mercantile Commission Agreement and with respect to the same, the right conferred under the second paragraph of Clause Eight of the Master Agreement described under the above paragraph, I hereby notify you that it is the will of Oculus Technologies of México, S.A. de C.V., to terminate the above-mentioned Mercantile Commission Agreement.
For such effects, this notice is granted 30 calendar days prior to the date on which the party I represent wishes to carry out the termination of the same.
Furthermore, in accordance with Clause Five of the above cited Mercantile Commission Agreement, I request that the Products, as such term is defined under the above-referenced contract, that to the date of termination notified by means of this letter, not be sold but rather returned to Oculus Technologies of México, S.A: de C.v., within the five business days following, to the warehouse of the party I represent, located at Industria Vidriera No. 81, Fracc. Industrial Zapopan, in Zapopan, Jalisco. I also notify you that to this date, Química Pasteur S. de R.L., has a debt of $23,109,428.37 (Twenty Seven Million One Hundred and Nine Thousand Four Hundred and Twenty Eight Pesos 37/100, Mexican Currency), derived from the performance, by the party I represent, of its obligations under this agreement.
Sincerely,

/s/ Everardo Garibay Ramírez

Everardo Garibay Ramírez

Attorney in Fact

Oculus Technologies de México, S.A. de C.V.

[Stamped on the right side: COMPARED and illegible signature]

[Handwritten note “I received a copy Feb. 24 2006” illegible signature]

The undersigned MR. ALFONSO CHACÓN ROBLES, Head Notary Public of Notary Public Office No. 42 of Zapopan, Jalisco, acting under a Notarial Association Agreement with Notary Public No. 3 of Zapopan, Jalisco, under the terms of Article 43, second paragraph of the Notary Law in effect, CERTIFY that the preceding copy, consisting of one page, is a faithful photocopy of its original, and is an integral part of the Certification of Facts Statement issued at the request of Mr. EVERARDO GARIBAY RAMIREZ, as the Unauthorized agent of the company known as Oculus Innovate sciences, Inc. and as the Legal Representative of the company Oculus Technologies of Mexico, Variable capital Corporation, a subsidiary of the US Company known as Oculus Innovative Sciences, Inc., which is hereby authenticated under Public Deed No. 16,243 and evidenced before the undersigned Notary, who compared it, and found that it is true and exact both in the front and back, with respect to which I certify it by means of my signature and official stamps. I hereby certify.
Guadalajara, Jalisco, February 28 2006.

Illegible signature

Seal of ALFONSO CHACÓN ROBLES, NOTARY PUBLIC NO. 42 OF ZAPOPAN, JALISCO

Letterhead of
OCULUS
Innovative Sciences
Guadalajara Jalisco, February 24 2006
Francisco Javier Orozco Gutiérrez
Attorney in Fact
Química Pasteur, S. de R.L.
Industria Maderera 154
Zapopan, Jalisco
RE: Mercantile Commission Agreement executed by and between Javier Orozco Gutiérrez, Química Pasteur, S. de R.L. and Oculus Technologies of México, S.A. de C.V.
Dear Mr. Orozco:
I make reference to the Mercantile Commission Agreement executed by and between Javier Orozco Gutiérrez, Química Pasteur, S. de R.L. and Oculus Technologies of México, S.A. de C.V., dated June 16 2005 as well as the Master Agreement executed by and between Javier Orozco Gutiérrez, Química Pasteur, S. de R.L., Jorge Paulino Hermosillo Martín, Oculus Innovative Sciences Inc., and Oculus Technologies of México, S.A. de C.V. on June 16 2005.
By means of this letter, in the exercise of the rights conferred upon me under Clause 8 of the Mercantile Commission Agreement and with respect to the same, the right conferred under the second paragraph of Clause Eight of the Master Agreement described under the above paragraph, I hereby notify you that it is the will of Oculus Technologies of México, S.A. de C.V., to terminate the above-mentioned Mercantile Commission Agreement.
For such effects, this notice is granted 30 calendar days prior to the date on which the party I represent wishes to carry out the termination of the same.
Furthermore, in accordance with Clause Five of the above cited Mercantile Commission Agreement, I request that the Products, as such term is defined under the above-referenced contract, that to the date of termination notified by means of this letter, not be sold but rather returned to Oculus Technologies of México, S.A: de C.v., within the five business days following, to the warehouse of the party I represent, located at Industria Vidriera No. 81, Fracc. Industrial Zapopan, in Zapopan, Jalisco. I also notify you that to this date, Química Pasteur S. de R.L., has a debt of $23,109,428.37 (Twenty Seven Million One Hundred and Nine Thousand Four Hundred and Twenty Eight Pesos 37/100, Mexican Currency), derived from the performance, by the party I represent, of its obligations under this agreement.
Sincerely,

/s/ Everardo Garibay Ramírez

Everardo Garibay Ramírez

Attorney in Fact

Oculus Technologies de México, S.A. de C.V.
[Stamped on the right side: COMPARED and illegible signature]
[Handwritten note “I received a copy Feb. 24 2006” illegible signature]

The undersigned MR. ALFONSO CHACÓN ROBLES, Head Notary Public of Notary Public Office No. 42 of Zapopan, Jalisco, acting under a Notarial Association Agreement with Notary Public No. 3 of Zapopan, Jalisco, under the terms of Article 43, second paragraph of the Notary Law in effect, CERTIFY that the preceding copy, consisting of one page, is a faithful photocopy of its original, and is an integral part of the Certification of Facts Statement issued at the request of Mr. EVERARDO GARIBAY RAMIREZ, as the Unauthorized agent of the company known as Oculus Innovate sciences, Inc. and as the Legal Representative of the company Oculus Technologies of Mexico, Variable capital Corporation, a subsidiary of the US Company known as Oculus Innovative Sciences, Inc., which is hereby authenticated under Public Deed No. 16,243 and evidenced before the undersigned Notary, who compared it, and found that it is true and exact both in the front and back, with respect to which I certify it by means of my signature and official stamps. I hereby certify.
Guadalajara, Jalisco, February 28 2006.

Illegible signature

Seal of
ALFONSO CHACÓN ROBLES, NOTARY
PUBLIC NO. 42 OF ZAPOPAN, JALISCO

Letterhead of
OCULUS
Innovative Sciences
Guadalajara, Jalisco, February 24 2006
Francisco Javier Orozco Gutiérrez
Attorney in Fact
Química Pasteur, S. de R.L.
Industria Maderera 154
Zapopan, Jalisco
RE: Master Agreement executed by and between Javier Orozco Gutiérrez, Química Pasteur, S. de R.L., Jorge Paulino Hermosillo Martín, Oculus Innovative Sciences Inc., and Oculus Technologies of México, S.A. de C.V.
Dear Mr. Orozco:
I make reference to the Master Agreement executed by and between Javier Orozco Gutiérrez, Química Pasteur, S. de R.L., Jorge Paulino Hermosillo Martín, Oculus Innovative Sciences Inc., and Oculus Technologies of México, S.A. de C.V. dated June 16 2005.
By means of this letter, in the exercise of the rights conferred upon me under the second paragraph of Clause Eight of the Master Agreement described under the above paragraph, I hereby notify you that it is the will of Oculus Technologies of México, S.A. de C.V., to terminate the above-mentioned Agreement.
For such effects, and in accordance with the clause mentioned above, this notice is issued 30 days prior to the date on which the party I represent wishes the termination of the above-mentioned agreement to take effect.
Sincerely,

/s/ Everardo Garibay Ramírez

Everardo Garibay Ramírez

Attorney in Fact

Oculus Technologies of México, S.A. de C.V.

[Stamped on the right side: COMPARED and illegible signature]

[Handwritten note “I received a copy Feb. 24 2006” illegible signature]

The undersigned MR. ALFONSO CHACÓN ROBLES, Head Notary Public of Notary Public Office No. 42 of Zapopan, Jalisco, acting under a Notarial Association Agreement with Notary Public No. 3 of Zapopan, Jalisco, under the terms of Article 43, second paragraph of the Notary Law in effect, CERTIFY that the preceding copy, consisting of one page, is a faithful photocopy of its original, and is an integral part of the Certification of Facts Statement issued at the request of Mr. EVERARDO GARIBAY RAMIREZ, as the Unauthorized agent of the company known as Oculus Innovate sciences, Inc. and as the Legal Representative of the company Oculus Technologies of Mexico, Variable capital Corporation, a subsidiary of the US Company known as Oculus Innovative Sciences, Inc., which is hereby authenticated under Public Deed No. 16,243 and evidenced before the undersigned Notary, who compared it, and found that it is true and exact both in the front and back, with respect to which I certify it by means of my signature and official stamps. I hereby certify.
Guadalajara, Jalisco, February 28 2006.

JALISCO Illegible stamp	Illegible signature	Seal of ALFONSO CHACÓN ROBLES, NOTARY PUBLIC NO. 42 OF ZAPOPAN, JALISCO

Letterhead of
OCULUS
Innovative Sciences
Guadalajara, Jalisco, February 24 2006
Francisco Javier Orozco Gutiérrez
Escudo Nacional 533
Guadalajara, Jalisco
RE: Master Agreement executed by and between Javier Orozco Gutiérrez, Química Pasteur, S. de R.L., Jorge Paulino Hermosillo Martín, Oculus Innovative Sciences Inc., and Oculus Technologies of México, S.A. de C.V.
Dear Mr. Orozco:
I make reference to the Master Agreement executed by and between Javier Orozco Gutiérrez, Química Pasteur, S. de R.L., Jorge Paulino Hermosillo Martín, Oculus Innovative Sciences Inc., and Oculus Technologies of México, S.A. de C.V. dated June 16 2005.
By means of this letter, in the exercise of the rights conferred upon me under the second paragraph of Clause Eight of the Master Agreement described under the above paragraph, I hereby notify you that it is the will of Oculus Technologies of México, S.A. de C.V., to terminate the above-mentioned Agreement.
For such effects, and in accordance with the clause mentioned above, this notice is issued 30 days prior to the date on which the party I represent wishes the termination of the above-mentioned agreement to take effect.
Sincerely,

/s/ Everardo Garibay Ramírez

Everardo Garibay Ramírez

Attorney in Fact

Oculus Technologies of México, S.A. de C.V.

[Stamped on the right side: COMPARED and illegible signature]

[Handwritten note “I received a copy Feb. 24 2006” illegible signature]

The undersigned MR. ALFONSO CHACÓN ROBLES, Head Notary Public of Notary Public Office No. 42 of Zapopan, Jalisco, acting under a Notarial Association Agreement with Notary Public No. 3 of Zapopan, Jalisco, under the terms of Article 43, second paragraph of the Notary Law in effect, CERTIFY that the preceding copy, consisting of one page, is a faithful photocopy of its original, and is an integral part of the Certification of Facts Statement issued at the request of Mr. EVERARDO GARIBAY RAMIREZ, as the Unauthorized agent of the company known as Oculus Innovate sciences, Inc. and as the Legal Representative of the company Oculus Technologies of Mexico, Variable capital Corporation, a subsidiary of the US Company known as Oculus Innovative Sciences, Inc., which is hereby authenticated under Public Deed No. 16,243 and evidenced before the undersigned Notary, who compared it, and found that it is true and exact both in the front and back, with respect to which I certify it by means of my signature and official stamps. I hereby certify.
Guadalajara, Jalisco, February 28 2006.

JALISCO Illegible stamp	Illegible signature	Seal of ALFONSO CHACÓN ROBLES, NOTARY PUBLIC NO. 42 OF ZAPOPAN, JALISCO

Letterhead of
OCULUS
Innovative Sciences
February 24 2006
Javier Orozco Gutiérrez
Escudo Nacional 533
Guadalajara, Jalisco
RE: Partnership Interest Purchase Option Agreement executed by and between Javier Orozco Gutiérrez and Oculus Innovative Sciences, Inc.
Dear Mr. Orozco:
I make reference to the Partnership Interest Purchase Option Agreement executed by and between Javier Orozco Gutiérrez and Oculus Innovative Sciences, Inc. dated June 16 2005 as well as the Master Agreement executed by and between Javier Orozco Gutiérrez, Química Pasteur, S. de R.L., Jorge Paulino Hermosillo Martín, Oculus Innovative Sciences Inc., and Oculus Technologies of México, S.A. de C.V. dated June 16 2005.
By means of this letter, in the exercise of the rights conferred upon me under Clause seven of the Partnership Interest Purchase Option Agreement and with respect to the same, by the second paragraph of Clause Eight of the Master Agreement described under the above paragraph, I hereby notify you that it is the will of Oculus Innovative Sciences, Inc., to terminate the above-mentioned Agreement.
For such effects, and in accordance with the clause mentioned above, this notice is issued 30 days prior to the date on which the party I represent wishes the termination of the above-mentioned agreement to take effect.
Sincerely,

/s/ Jim Schutz

James Schutz

Attorney in Fact

Oculus Innovative Sciences, Inc.

[Stamped on the right side: COMPARED and illegible signature]

[Handwritten note “I received a copy Feb. 24 2006” illegible signature]

The undersigned MR. ALFONSO CHACÓN ROBLES, Head Notary Public of Notary Public Office No. 42 of Zapopan, Jalisco, acting under a Notarial Association Agreement with Notary Public No. 3 of Zapopan, Jalisco, under the terms of Article 43, second paragraph of the Notary Law in effect, CERTIFY that the preceding copy, consisting of one page, is a faithful photocopy of its original, and is an integral part of the Certification of Facts Statement issued at the request of Mr. EVERARDO GARIBAY RAMIREZ, as the Unauthorized agent of the company known as Oculus Innovate sciences, Inc. and as the Legal Representative of the company Oculus Technologies of Mexico, Variable capital Corporation, a subsidiary of the US Company known as Oculus Innovative Sciences, Inc., which is hereby authenticated under Public Deed No. 16,243 and evidenced before the undersigned Notary, who compared it, and found that it is true and exact both in the front and back, with respect to which I certify it by means of my signature and official stamps. I hereby certify.
Guadalajara, Jalisco, February 28 2006.

JALISCO Illegible stamp	Illegible signature	Seal of ALFONSO CHACÓN ROBLES, NOTARY PUBLIC NO. 42 OF ZAPOPAN, JALISCO

Letterhead of
OCULUS
Innovative Sciences
February 24 2006
Francisco Javier Orozco Gutiérrez
Attorney in Fact
Química Pasteur, S. de R.L.
Industria Maderera 154
Zapopan, Jalisco
RE: Master Agreement executed by and between Javier Orozco Gutiérrez, Química Pasteur, S. de R.L., Jorge Paulino Hermosillo Martín, Oculus Innovative Sciences Inc., and Oculus Technologies of México, S.A. de C.V.
Dear Mr. Orozco:
I make reference to the Master Agreement executed by and between Javier Orozco Gutiérrez, Química Pasteur, S. de R.L., Jorge Paulino Hermosillo Martín, Oculus Innovative Sciences Inc., and Oculus Technologies of México, S.A. de C.V. dated June 16 2005.
By means of this letter, in the exercise of the rights conferred upon me under the second paragraph of Clause Eight of the Master Agreement described under the above paragraph, I hereby notify you that it is the will of Oculus Innovative Sciences, Inc., to terminate the above-mentioned Agreement.
For such effects, and in accordance with the clause mentioned above, this notice is issued 30 days prior to the date on which the party I represent wishes the termination of the above-mentioned agreement to take effect.
Sincerely,

/s/ Jim Schutz

James Schutz

Attorney in Fact

Oculus Innovative Sciences, Inc.

[Stamped on the right side: COMPARED and illegible signature]

[Handwritten note “I received a copy Feb. 24 2006” illegible signature]

The undersigned MR. ALFONSO CHACÓN ROBLES, Head Notary Public of Notary Public Office No. 42 of Zapopan, Jalisco, acting under a Notarial Association Agreement with Notary Public No. 3 of Zapopan, Jalisco, under the terms of Article 43, second paragraph of the Notary Law in effect, CERTIFY that the preceding copy, consisting of one page, is a faithful photocopy of its original, and is an integral part of the Certification of Facts Statement issued at the request of Mr. EVERARDO GARIBAY RAMIREZ, as the Unauthorized agent of the company known as Oculus Innovate sciences, Inc. and as the Legal Representative of the company Oculus Technologies of Mexico, Variable capital Corporation, a subsidiary of the US Company known as Oculus Innovative Sciences, Inc., which is hereby authenticated under Public Deed No. 16,243 and evidenced before the undersigned Notary, who compared it, and found that it is true and exact both in the front and back, with respect to which I certify it by means of my signature and official stamps. I hereby certify.
Guadalajara, Jalisco, February 28 2006.

JALISCO Illegible stamp	Illegible signature	Seal of ALFONSO CHACÓN ROBLES, NOTARY PUBLIC NO. 42 OF ZAPOPAN, JALISCO

Letterhead of
OCULUS
Innovative Sciences
February 24 2006
Francisco Javier Orozco Gutiérrez
Escudo Nacional 533
Guadalajara, Jalisco
RE: Master Agreement executed by and between Javier Orozco Gutiérrez, Química Pasteur, S. de R.L., Jorge Paulino Hermosillo Martín, Oculus Innovative Sciences Inc., and Oculus Technologies of México, S.A. de C.V.
Dear Mr. Orozco:
I make reference to the Master Agreement executed by and between Javier Orozco Gutiérrez, Química Pasteur, S. de R.L., Jorge Paulino Hermosillo Martín, Oculus Innovative Sciences Inc., and Oculus Technologies of México, S.A. de C.V. dated June 16 2005.
By means of this letter, in the exercise of the rights conferred upon me under the second paragraph of Clause Eight of the Master Agreement described under the above paragraph, I hereby notify you that it is the will of Oculus Innovative Sciences, Inc., to terminate the above-mentioned Agreement.
For such effects, and in accordance with the clause mentioned above, this notice is issued 30 days prior to the date on which the party I represent wishes the termination of the above-mentioned agreement to take effect.
Sincerely,

/s/ Jim Schutz

James Schutz

Attorney in Fact

Oculus Innovative Sciences, Inc.

[Stamped on the right side: COMPARED and illegible signature]

[Handwritten note “I received a copy Feb. 24 2006” illegible signature]

The undersigned MR. ALFONSO CHACÓN ROBLES, Head Notary Public of Notary Public Office No. 42 of Zapopan, Jalisco, acting under a Notarial Association Agreement with Notary Public No. 3 of Zapopan, Jalisco, under the terms of Article 43, second paragraph of the Notary Law in effect, CERTIFY that the preceding copy, consisting of one page, is a faithful photocopy of its original, and is an integral part of the Certification of Facts Statement issued at the request of Mr. EVERARDO GARIBAY RAMIREZ, as the Unauthorized agent of the company known as Oculus Innovate sciences, Inc. and as the Legal Representative of the company Oculus Technologies of Mexico, Variable capital Corporation, a subsidiary of the US Company known as Oculus Innovative Sciences, Inc., which is hereby authenticated under Public Deed No. 16,243 and evidenced before the undersigned Notary, who compared it, and found that it is true and exact both in the front and back, with respect to which I certify it by means of my signature and official stamps. I hereby certify.
Guadalajara, Jalisco, February 28 2006.

JALISCO Illegible stamp	Illegible signature	Seal of ALFONSO CHACÓN ROBLES, NOTARY PUBLIC NO. 42 OF ZAPOPAN, JALISCO

Letterhead of
OCULUS
Innovative Sciences
February 24 2006
Francisco Javier Orozco Gutiérrez
Escudo Nacional 533
Guadalajara, Jalisco
RE: Stock Purchase Agreement executed by and between Javier Orozco Gutiérrez, Química Pasteur, S. de R.L., Jorge Paulino Hermosillo Martín and Oculus Innovative Sciences Inc.
Dear Mr. Orozco:
I make reference to the Stock Purchase Agreement executed by and between Javier Orozco Gutiérrez, Química Pasteur, S. de R.L., Jorge Paulino Hermosillo Martín and Oculus Innovative Sciences Inc., dated June 16 2005 as well as the Master Agreement executed by and between Javier Orozco Gutiérrez, Química Pasteur, S. de R.L., Jorge Paulino Hermosillo Martín, Oculus Innovative Sciences Inc., and Oculus Technologies of México, S.A. de C.V. on June 16 2005.
By means of this letter, in the exercise of the rights conferred upon me under Clauses 7.1 and 8.3 of the Stock Purchase Agreement and with respect to the same, the right conferred under the second paragraph of Clause Eight of the Master Agreement described under the above paragraph, I hereby notify you that it is the will of Oculus Innovative Sciences, Inc. to terminate the above-mentioned Agreement.
Sincerely,

/s/ Jim Schutz

James Schutz

Attorney in Fact

Oculus Innovative Sciences, Inc.

[Stamped on the right side: COMPARED and illegible signature]

[Handwritten note “I received a copy Feb. 24 2006” illegible signature]

The undersigned MR. ALFONSO CHACÓN ROBLES, Head Notary Public of Notary Public Office No. 42 of Zapopan, Jalisco, acting under a Notarial Association Agreement with Notary Public No. 3 of Zapopan, Jalisco, under the terms of Article 43, second paragraph of the Notary Law in effect, CERTIFY that the preceding copy, consisting of one page, is a faithful photocopy of its original, and is an integral part of the Certification of Facts Statement issued at the request of Mr. EVERARDO GARIBAY RAMIREZ, as the Unauthorized agent of the company known as Oculus Innovate sciences, Inc. and as the Legal Representative of the company Oculus Technologies of Mexico, Variable capital Corporation, a subsidiary of the US Company known as Oculus Innovative Sciences, Inc., which is hereby authenticated under Public Deed No. 16,243 and evidenced before the undersigned Notary, who compared it, and found that it is true and exact both in the front and back, with respect to which I certify it by means of my signature and official stamps. I hereby certify.
Guadalajara, Jalisco, February 28 2006.

Illegible signature

Seal of ALFONSO CHACÓN ROBLES, NOTARY PUBLIC NO. 42 OF ZAPOPAN, JALISCO

Letterhead of
OCULUS
Innovative Sciences
Guadalajara, Jalisco, February 24 2006
Javier Orozco Gutiérrez
Shareholder and Legal Attorney in Fact
Química Pasteur, S. de R.L.
RE: Química Pasteur, S. de R.L.
Dear Mr. Orozco:
With respect to my performance as the Administrative Manager of Química Pasteur, S. de R.L. and in virtue of the various irregularities found in the accounting and tax documentation of the company, I hereby declare the following:
That I wish to present my irrevocable resignation as the Administrative Manager of Química Pasteur, S. de R.L., which resignation shall take effect as of the date of receipt of this notice.
The above, because it is in my own interests to do so.
Sincerely,

/s/ Bruce Thornton

Bruce Thornton

[Stamped on the right side: COMPARED and illegible signature]
[Handwritten note “I received a copy Feb. 24 2006” illegible signature]

The undersigned MR. ALFONSO CHACÓN ROBLES, Head Notary Public of Notary Public Office No. 42 of Zapopan, Jalisco, acting under a Notarial Association Agreement with Notary Public No. 3 of Zapopan, Jalisco, under the terms of Article 43, second paragraph of the Notary Law in effect, CERTIFY that the preceding copy, consisting of one page, is a faithful photocopy of its original, and is an integral part of the Certification of Facts Statement issued at the request of Mr. EVERARDO GARIBAY RAMIREZ, as the Unauthorized agent of the company known as Oculus Innovate sciences, Inc. and as the Legal Representative of the company Oculus Technologies of Mexico, Variable capital Corporation, a subsidiary of the US Company known as Oculus Innovative Sciences, Inc., which is hereby authenticated under Public Deed No. 16,243 and evidenced before the undersigned Notary, who compared it, and found that it is true and exact both in the front and back, with respect to which I certify it by means of my signature and official stamps. I hereby certify.
Guadalajara, Jalisco, February 28 2006.

JALISCO Illegible stamp	Illegible signature	Seal of ALFONSO CHACÓN ROBLES, NOTARY PUBLIC NO. 42 OF ZAPOPAN, JALISCO